UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2013

LANDAUER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9788 (Commission File Number)	06-1218089 (IRS Employer Identification No.)

2 Science Road, Glenwood, Illinois 60425

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 755-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Landauer, Inc. (the “Company”) was held on February 21, 2013. The Company’s stockholders voted on the following four proposals at the Annual Meeting.

Proposal One:

The stockholders voted to re-elect Michael T. Leatherman and David E. Meador as directors, each to serve for a term of three years expiring at the 2016 Annual Meeting. The votes for each were as follows:

Director	For	Withheld	Broker Non-Votes
Michael T. Leatherman	7,654,970	96,505	979,432
David E. Meador	7,416,839	334,636	979,432

Directors who continued in office for the current year were Robert J. Cronin, William G. Dempsey, Stephen C. Mitchell, William E. Saxelby, and Thomas M. White.

Proposal Two:

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.  The votes were cast as follows:

For	Against	Abstain
8,389,272	336,422	5,213

Proposal Three:

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders.  The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
7,402,837	115,555	233,083	979,432

Proposal Four:

The Company’s stockholders approved the material terms of the performance measures used for performance-based awards granted under the Landauer, Inc. Incentive Compensation Plan, as those material terms were disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders.  The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
7,532,048	150,138	69,289	979,432

Item 8.01 OTHER EVENTS

At its meeting on February 21, 2013, the Company’s Board of Directors consented to a vote to declare, on February 21, 2013, a regular quarterly cash dividend of $0.55 per share for the second quarter of fiscal 2013. The dividend will be paid on April 3, 2013, to shareholders of record on March 8, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release dated February 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

February 25, 2013	By:	/s/ Michael K. Burke
Michael K. Burke
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 25, 2013

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